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Exhibit 99.1

Pharmacopeia

and

Eos Biotechnology

Presentation For ISS
January 4, 2002

PHARMACOPEIA URGES INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING PHARMACOPEIA'S PROPOSED ACQUISITION OF EOS BIOTECHNOLOGY, INC. ("EOS") AS IT CONTAINS IMPORTANT INFORMATION. Security holders may receive a free copy of the proxy statement/prospectus, as well as other related documents filed by Pharmacopeia, at the Web site of the Securities and Exchange Commission (the "Commission"), http://www.sec.gov. In addition, copies of documents filed with the Commission by Pharmacopeia can be obtained, without charge, by directing a request to Pharmacopeia Investor Relations at CN 5350, Princeton, NJ 08543-5350, or (609) 452-3600.

When used anywhere in this document, the words "expects", "believes", "anticipates", "estimates" and similar expressions are intended to identify forward-looking statements. Forward-looking statements herein may include statements addressing future financial and operating results of Pharmacopeia and the timing, benefits and other aspects of the proposed merger. Pharmacopeia has based these forward- looking statements on its current expectations about future events. Such statements are subject to risks and uncertainties including, but not limited to, the successful implementation of Pharmacopeia's strategic plans, the acceptance of new products, the obsolescence of existing products, the resolution of existing and potential future patent issues, additional competition, changes in economic conditions, and other risks described in documents Pharmacopeia has filed with the Commission, including its most recent report on Form 10-K and subsequent reports on Form 10-Q. All forward-looking statements in this document are qualified entirely by the cautionary statements included in this document and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by forward-looking statements contained in this document. These forward-looking statements speak only as of the date of this document. Pharmacopeia disclaims any undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Agenda

  •
  Introductions

  •
  Industry Overview

  —
  The Drug Discovery Process

  —
  Challenges and Opportunities

  •
  Pharmacopeia Today

  —
  Accelrys Software

  —
  Drug Discovery Services

  •
  Situation Analysis—Drug Discovery Services

  •
  Eos—The Solution

  •
  Synergies And Wrap Up

Industry Overview

The Drug Discovery Process

Process And Technology

Industry Overview

Challenges and Opportunities

Challenges and Opportunities

Number of Available Drug Targets is Growing

Source: Jurgen Drews M.D., "Genomic Sciences and the Medicines of Tomorrow: Commentary on Drug Development." Nature Biotechnology, Vol. 14, Nov. 1996

But Which 10,000?

  •
  Bottleneck Is Drug Target Validation

  —
  Determine utility of target as it relates to disease

  —
  Prioritize which subset of targets to pursue

  •
  Validation Technology Commands A Premium

  •
  Only Few Independent Companies That Excel At Mining the Human Genome Remain

Factors Important to Pharmacopeia

  •
  Abundant Technology

  —
  Individual pieces are not sufficient

  —
  Need to integrate and aggregate

  —
  Genomics + biology + chemistry

  •
  Source Of Quality Drug Targets Is Necessary For Success

    TODAY

Pharmacopeia: Key Facts

  •
  Annual revenues ~ $130 m

  •
  800 employees

  •
  $157 Million in Cash

  •
  Centers of Excellence

  —
  Princeton, NJ (Corporate HQ)

  —
  San Diego, CA

  —
  Cambridge, UK

Technology Centers:

  •
  Madison, WI

  •
  Leeds, UK

Regional Sales/Support:

  •
  Tokyo, Japan

  •
  Burlington, MA

  •
  Paris, France

  •
  Munich, Germany

Pharmacopeia—Drug Discovery Technology Deployed in 2 Distinct Businesses

Discovery Studio™ Platform

Accelrys Bioinformatics

  18 years of bioinformatics leadership

    —
    GCG Wisconsin Package

  A market leader for:

    —
    DNA analysis, annotation & reporting

    —
    Secure enterprise-wide data management

    —
    Access to core discovery databases

    —
    Multi-platform servers and desktop clients

Accelrys Life Science Simulation

  •
  15 years as a leading software provider

  —
  Structural biology

  —
  Rational drug design

  —
  Cerius2, Catalyst, Insight II, Quanta

  •
  Integrated project management & modeling

  —
  Target identification

  —
  Target characterization

  —
  Lead definition

  —
  Lead optimization

  —
  Candidate evaluation

Accelrys Cheminformatics

  Technology, tools, data content

    —
    Enterprise-wide data management

    •
    biology and chemistry

    —
    Scientist's desktop

    •
    databases and analysis tools

    —
    Chemistry-enabled productivity tools

    —
    Decision support and analysis

    •
    line-of-business

    •
    workflow focus

Accelrys Consulting Services

  Innovative Custom Solutions

    —
    Applications development

    —
    Connectivity with 3rd parties

  Enterprise-wide Systems Integration

    —
    Data and Information Workflow

    —
    Knowledge Management

    —
    Decision Support

Drug Discovery — Scientific Strengths

  •
  Proprietary combinatorial chemistry

  —
  ECLiPS™

  •
  Medicinal chemistry

  •
  Biology

  —
  molecular biology expertise

  —
  novel assay development

  —
  ultra high

  —
  throughput screening

  —
  secondary assays

  —
  in vitro pharmacology

  •
  In silico predictive tools

  —
  absorption, solubility, stability

  —
  blood brain barrier penetration

Drug Discovery—Breadth of Experience

  •
  7 million novel, drug-like compounds

  •
  Programs against ~ 70 targets

  —
  milestones/royalties

  •
  Highly successful initial lead identification

  —
  >60% success rate finding sub-micromolar hits

  •
  Highly successful optimization results

  —
  >80% success rate at optimizing lead compounds

  •
  Multiple programs poised for clinical development

Success—Quality, But Not Throughput

Situation Analysis

Drug Discovery Services

Scientific Fundamentals Are Strong

  •
  Large Sample Collection Of Small Molecule Potential Drugs

  •
  Ultra High Throughput Screening Capacity

  •
  In-Silico Predictive Modeling Tools

  •
  World-Class Research Facilities

  •
  Experienced Research and Management Talent

  •
  History Of Successful Research

  •
  Above Average Discovery Results

However, Current Service-Based Business Model Is Not Optimal

  •
  Reliance On Corporate Partners For Drug Targets

  —
  Flow of targets is insufficient and unpredictable

  —
  Outsourcing is last resort

  •
  Science and Technology Underutilized

  —
  Large sample collection of potential drugs

  —
  Scientific staff and screening equipment

  •
  Potential Upside Limited

  —
  Pharmacopeia receives fraction of value derived from success

  —
  Risk adjusted npv of 5% royalty is negligible

  •
  Significant Near Term Profitable Growth Hard To Sustain

Drug Discovery Services—Financial Performance

(in millions)	2000	2001 (guidance)
Revenues	$39	$27.5
Operating Loss	$(1)	$(9)

The Solution

Genomics + Biology + Chemistry

Pharmacopeia & Eos

Eos Overview

  •
  Privately-held

  •
  85 Employees

  —
  34 Doctorates

  —
  15 Bioinformaticists

  —
  Biologists, chemists, physicians

  •
  31,000 ft2 in SSF, CA

  •
  $40 million cash

Eos Highlightss

  •
  Leveraging the genome to therapeutics

  •
  Unique genomics toolset with proprietary targets

  •
  Rapid development of therapeutic antibodies

  •
  Retained rights to small molecule targets

  •
  Experienced management team

New Paradigm in Target Validation

  •
  Identify pathogenic cell

  •
  Identify cell-specific mRNAs

  •
  Identify cell surface proteins

  •
  Attack culprit cell via target

  —
  disrupt function with naked MAb

  —
  deliver payload via MAb

Gene Expression Toolset -Eos Hu03

  •
  >93% expressed genome

  •
  Single GeneChip(r)array

  •
  Proprietary Eos design

  •
  Affymetrix custom manufacturing

Completed and Active Programs

  Cancers

    —
    Breast

    —
    Cervical

    —
    Colo-rectal

    —
    Melanoma

    —
    Prostate

    —
    Uterine

    —
    Lung

    —
    Renal

    —
    Bladder

    —
    Ovarian

    —
    Glioblastoma

    —
    Head and neck

    —
    Stomach

  Angiogenesis

    —
    Proprietary Model System

Collaborators

  DNA vaccine targets for cancer

  Antibody targets for breast cancer

  Phage display of HuMAb antibodies

  HuMAb mice & co-development

  Linker & payload technologies

The Opportunity

Genomics + Biology + Chemistry = Significant Enhanced Opportunities

What new can we do together ?

  •
  Discover & develop our own therapeutics

  —
  Antibodies

  —
  Small molecule drugs

  —
  In-license clinical stage therapeutic candidates

  •
  Partner Rx candidates, retain part ownership

  —
  Disease-specific collaborations

  —
  Antibodies plus drugs for novel targets

  —
  Therapeutic candidates with clinical and-or pre-clinical data

  •
  Expand Accelrys'offerings

  —
  Proprietary content & software—complete genome expression

  —
  Genomic knowledge-base

Financial Resources of Combined Company

  Cash

    —
    $200 million

  No debt

  Enhanced revenue opportunities

    —
    larger, profit-generating collaborations

Unanimous Support

  •
  Multiple Experts Involved

  •
  Many Alternatives Considered

  •
  Unanimous Board Approval

  —
  Frank Baldino, Jr. Ph.D.—Pres. And CEO, Cephalon, Inc.

  —
  Paul Bartlett, Ph.D.—Prof. Dept. of Chemistry, Berkeley

  —
  Gary Costley, Ph.D.—Chrmn, Pres., CEO, Int'l Multifoods

  —
  Ricardo Levy, Ph.D.—Pres. And CEO, Catalytica

  —
  James Marino, Esq.—Partner, Dechert

  —
  Charles Sanders, MD—Past Chrmn and CEO, Glaxo, Inc.

QuickLinks

Pharmacopeia and Eos Biotechnology
Industry Overview
The Drug Discovery Process
Industry Overview
Challenges and Opportunities
Situation Analysis
Drug Discovery Services
The Solution
Genomics + Biology + Chemistry
The Opportunity
Genomics + Biology + Chemistry = Significant Enhanced Opportunities